SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

September 4, 2009
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Date of Report (date of earliest event reported)

American TonerServ Corp.
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Exact name of Registrant as Specified in its Charter

Delaware	333-120688	33-0686105
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State or Other Jurisdiction	Commission File Number	IRS Employer Identification
of Incorporation		Number

420 Aviation Boulevard, Suite 103, Santa Rosa, California 95403
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Address of Principal Executive Offices, Including Zip Code

(800) 736-3515
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Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

     On September 4, 2009, American TonerServ Corp. (the "Company") first made available a proxy statement and form of proxy for an annual meeting of stockholders to be held on September 24, 2009. The Company does not have securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the "Act") and therefore is not subject to the filing requirements related to proxy statements under Section 14 of the Act. Among other things, the proxy statement discloses that Gregory Curhan is a nominee to serve as a new director of the Company.

     The information in this Item 7.01 and in the exhibits to this report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 and in exhibits hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Proxy Statement for Annual Meeting to be Held on September 24, 2009
99.2	Form of Proxy for Annual Meeting to be Held on September 24, 2009

                                                                                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                                           AMERICAN TONERSERV CORP.

Dated: September 4, 2009	By:	/s/ Ryan Vice
Ryan Vice, Chief Financial Officer